Exhibit 99.1
PRESS RELEASE

Immediate

Catharine S. Bower, Communications Manager, 610-369-6618

National Penn Bancshares, Inc. Reports Record Second Quarter Net Income

BOYERTOWN, Pa., July 19, 2005 -- National Penn Bancshares, Inc. (Nasdaq: NPBC), the parent company of National Penn Bank, reported second quarter 2005 net income totaling $14.68 million, or $0.42 per diluted share. Net income increased 20.5% compared to $12.18 million earned in the second quarter of 2004, and diluted earnings per share increased 10.5% compared to diluted earnings per share of $0.38 in second quarter 2004.

For the first six months of 2005, net income totaled a record $28.69 million, or $0.82 per diluted share. Compared to the first six months of 2004, net income increased 21.8% and diluted earnings per share increased 9.3%.

National Penn’s second quarter earnings produced annualized returns on average assets and average shareholders’ equity of 1.29% and 13.60%, respectively. For the first six months of 2005, the annualized returns on average assets and average shareholders’ equity were 1.28% and 13.34%, respectively.

Second quarter 2005 highlights included the following:

•
Record earnings in second quarter 2005 reflect in part National Penn’s increase in total assets, as compared to second quarter 2004. National Penn’s June 10, 2004 acquisition of Peoples First, Inc. and its subsidiary, The Peoples Bank of Oxford, brought National Penn $456 million in additional assets, including $362 million in additional loans, as well as $381 million in additional deposits.

•
Second quarter 2005 earnings also reflect increased non-interest income. Insurance commissions and related fees increased $934,000, service charges on deposit accounts increased $487,000, mortgage banking income increased $467,000, various service charges and fees increased $289,000, wealth management income increased $229,000, and cash management and electronic banking fees increased $153,000 over comparable amounts in second quarter 2004.

•
At the annual meeting of National Penn shareholders held on April 25, 2005, shareholders elected Robert L. Byers, Frederick P. Krott, Patricia L. Langiotti and Kenneth A. Longacre to three-year terms as National Penn directors. Shareholders also approved a new Long-Term Incentive Compensation Plan at the annual meeting.

•
On May 23, 2005, Investors Trust Company, a National Penn subsidiary, was converted to a limited purpose national trust bank to be known as National Penn Investors Trust Company. This conversion has provided National Penn with a single unified entity to offer various wealth management products and services under the National Penn brand.

•
On June 25, 2005, National Penn implemented the Direct Registration form of stock ownership. This book-entry form of registration will facilitate the transfer of National Penn stock, and should be a major convenience for our shareholders. For more information on this change, please call our transfer agent, Mellon Investor Services at 1-800-720-0181 or go to their website at www.melloninvestor.com/isd.

•
During the quarter, National Penn rolled out a new advertising and marketing campaign to support and raise the company’s profile and increase awareness among key audiences. This multi media, broad based campaign is primarily focused on increasing the number of relationships that each customer household has with National Penn and attracting new clients.

As of June 30, 2005, National Penn had total assets of $4.594 billion and total deposits of $3.060 billion. The allowance for loan and lease losses as of June 30, 2005 was $56.035 million, which represented 1.88% of total loans and leases outstanding of $2.984 billion.

Commenting on second quarter 2005, Wayne R. Weidner, National Penn Chairman and CEO, said: “Second quarter 2005’s earnings of $14.7 million are a new record for us. National Penn’s client-focused business model continues to benefit the company and its shareholders.”

Glenn E. Moyer, National Penn President, said: “Despite operating challenges facing our industry, we are very pleased with our performance in the second quarter. We continue to listen to our clients and respond with solutions that meet their needs. As an example, during the second quarter we developed a new Prime Choice CD. This CD allows a client to choose a one or two-year term and enjoy a rate that “floats” at 60% of the published Prime Rate. The initial response to this competitively priced product has been favorable. We continue to take great pride in our reputation as a proven and respected local financial services company. Our co-workers are striving every day to create a strong financial future for our clients and our company.”

# # #

National Penn Bancshares, Inc. is a $4.59 billion financial services company operating 73 community offices in southeastern Pennsylvania through National Penn Bank and its FirstService Bank, HomeTowne Heritage Bank, and The Peoples Bank of Oxford Divisions. The Peoples Bank of Oxford Division also operates one community office in Cecil County, Maryland. National Penn Investors Trust Company, with client assets approaching $1.6 billion, provides trust and investment management services as well as brokerage services marketed through National Penn Investment Services and provided by Primevest Financial Services, Inc.; and investment advisory services through FirstService Capital, Inc. National Penn Bancshares also provides mortgage banking activities through National Penn Mortgage Company; insurance services through National Penn Insurance Agency, Inc.; and equipment leasing services through National Penn Leasing Company. National Penn Bancshares, Inc. common stock is traded on the NASDAQ Stock Market under the symbol "NPBC." Additional information about the National Penn family is available on National Penn's Web site at www.nationalpennbancshares.com.

This press release contains supplemental financial information determined by methods other than in accordance with Accounting Principles Generally Accepted in the United States of America (“GAAP”). National Penn’s management uses this non-GAAP measure in its analysis of the company’s performance. This measure, annualized net income return on average tangible equity, excludes the average balance of goodwill and intangibles in determining average tangible shareholders’ equity. Banking and financial institution regulators also exclude goodwill and intangibles from shareholders' equity when assessing the capital adequacy of a financial institution. Management believes the presentation of this financial measure excluding the impact of these items provides useful supplemental information that is essential to a proper understanding of the financial results of National Penn, as it provides a method to assess management’s success in utilizing the company’s tangible capital. This measure should not be viewed as a substitute for results determined in accordance with GAAP, nor is it necessarily comparable to non-GAAP performance measures that may be presented by other companies.
_________

This press release contains forward-looking statements concerning future events. Actual results could differ materially due to deteriorating economic conditions; increased competition; interest rate movements; market volatility in the securities markets; legislative or regulatory developments; merger-related synergies, savings and integration issues; technological changes; reputational risks; and other risks and uncertainties discussed in National Penn’s reports filed from time to time with the Securities and Exchange Commission, which are incorporated herein by reference. National Penn cautions you not to place undue reliance on these statements. National Penn undertakes no obligation to publicly release or update any of these statements.

National Penn Bancshares, Inc.

Contact: Gary L. Rhoads, 610-369-6341

Exchange Listing Nasdaq "NPBC"

(Dollars in thousands, except per share data)
	Three Months Ended June 30,		Six Months Ended June 30,
	2005	2004	2005	2004
STATEMENTS OF CONDITION
Total assets			$4,593,900	$4,254,345
Total deposits			3,059,627	2,854,264
Total loans and leases			2,984,045	2,772,460
Total shareholders' equity			438,835	397,872
Book value per share			12.66	11.58

EARNINGS
Total interest income	$59,893	$46,225	$116,830	$90,399
Total interest expense	22,508	13,821	42,459	26,570
Net interest income	37,385	32,404	74,371	63,829
Provision for loan and lease losses	950	1,200	1,700	2,963
Net interest income after provision
for loan and lease losses	36,435	31,204	72,671	60,866
Other income	14,511	11,313	28,470	22,075
Other expenses	31,065	26,244	62,158	51,765
Income before income taxes	19,881	16,273	38,983	31,176
Income taxes	5,202	4,093	10,294	7,628
Net income	14,679	12,180	28,689	23,548

Return on average assets			1.28%	1.30%
Return on average shareholders' equity			13.3%	15.2%
Return on average tangible equity (1)			25.4%	24.7%
Average shares - basic			34,558,942	30,758,795
Average shares - diluted			35,179,726	31,457,078

PER SHARE
Basic earnings	$0.42	$0.40	$0.83	$0.77
Diluted earnings	0.42	0.38	0.82	0.75
Dividends paid in cash	0.20	0.19	0.40	0.38

Financial information restated for a 5 for 4 stock split paid September 30, 2004.

(1) Reconciliation Table for Non-GAAP Financial Measure
Return on average shareholders' equity			13.3%	15.2%
Effect of goodwill and intangibles			12.1%	9.5%
Return on average tangible equity			25.4%	24.7%
Average tangible equity excludes acquisition related average goodwill and intangibles:
Average shareholders' equity			$433,630	$311,489
Average goodwill and intangibles			(205,551)	(120,419)
Average tangible equity			228,079	191,070

Financial Update for NATL PENN BCSHS (NPBC) FOR 6/30/05
Date 7/18/2005
	PAGE: 1 OF 7	AS OF	AS OF	AS OF
BALANCE SHEET - ASSETS ($000s)		6/30/2005	6/30/2004	12/31/2004
Cash & Cash Equivalents		$133,578	$146,606	$93,894
Trading Account Securities		-	-	-
Securities Available for Sale		1,031,070	1,010,776	1,098,836
Held to Maturity Securities		117,465	-	90,967
Other Securities		-	-	-
Total Securities		1,148,535	1,010,776	1,189,803
Total Cash and Securities		1,282,113	1,157,382	1,283,697
Loans & Leases Held for Investment*		2,969,344	2,715,589	2,862,638
Loans & Leases Held for Sale*		14,701	56,871	11,801
Total Loans and Leases*		2,984,045	2,772,460	2,874,439
*Indicates data net of discount, gross of reserve
Loan Loss Reserve		(56,035)	(57,410)	(57,590)
Goodwill		187,693	178,493	186,945
Other Intangibles		17,276	19,043	18,462
Total Intangible Assets		204,969	197,536	205,407
Mortgage Servicing Rights		-	-	-
Purchased Credit Card Relationships		-	-	-
Real Estate Owned & Held for Investment		16	747	-
Assets from Discontinued Operations		-	-	-
Other Assets		178,792	183,630	172,840
Total Assets		$4,593,900	$4,254,345	$4,478,793

BALANCE SHEET - LIABILITIES ($000S)
Deposits		$3,059,627	$2,854,264	$3,143,193
Borrowings		928,106	848,838	743,977
Trust Preferred Securities		-	-	-
Subordinated Debt		127,063	127,063	127,063
Liabilities from Discontinued Operations		-	-	-
Other Liabilities		40,269	26,308	36,435
Total Liabilities		$4,155,065	$3,856,473	$4,050,668

BALANCE SHEET - EQUITY ($000s)
Redeemable Preferred Stock		$-	$-	$-
Preferred Equity		$-	$-	$-
Common Equity		$438,835	$397,872	$428,125

MEMO ITEMS
Accumulated other comprehensive income		$13,398	$4,315	$19,915
Publicly Reported Book Value Per Share (1)		$12.66	$11.58	$12.41
EOP Common Shares Outstanding (excluding Treasury shares)(1)		34,671,672	34,365,494	34,510,798
Treasury Shares Held By Company (1)		16,649	10,268	87,960
Did you announce a repurchase plan during this period?		NO	NO	NO
Number of Shares to be Repurchased in Plan (1)		1,250,000	1,250,000	1,250,000
Number of Shares Repurchased During Period (1)		26,650	132,805	108,810
Average Price of Repurchased Shares (1)		$23.94	$26.49	$27.54

(1) restated for a 5 for 4 stock split paid September 30, 2004.

Financial Update for NATL PENN BCSHS (NPBC) FOR 6/30/05
	PAGE: 2 OF 7
		FOR QUARTER	FOR QUARTER		FOR QUARTER	YEAR
		ENDED	ENDED	YTD	ENDED	ENDED
INCOME STATEMENT ($000s)		3/31/2005	6/30/2005	6/30/2005	6/30/2004	12/31/2004

Interest Income		$56,937	$59,893	$116,830	$46,225	$198,775
Interest Expense		19,951	22,508	42,459	13,821	60,493
Net Interest Income		36,986	37,385	74,371	32,404	138,282
FTE adjustment		2,243	2,337	4,580	1,940	8,334
Net Interest Income (FTE)		39,229	39,722	78,951	34,344	146,616
Loan Loss Provision		750	950	1,700	1,200	4,800
Investment Securities Trans.		(37)	646	609	-	549
Nonrecurring Income		922	-	922	-	-
Nonrecurring Expense		601	600	1,201	-	-
Trading Account Income		-	-	-	-	-
Foreign Exchange Income		-	-	-	-	-
Wealth Management Income		2,198	2,341	4,539	2,112	7,886
Service Charges on Deposits		3,791	4,075	7,866	3,588	15,230
Mortgage Banking Income		1,011	1,284	2,295	817	3,986
Other Noninterest Income		6,074	6,165	12,239	4,796	19,123
Total Noninterest Income(excludes securities gains/losses)		13,074	13,865	26,939	11,313	46,225
Employee Comp. & Benefit Expense		18,470	18,218	36,688	15,477	64,159
Occupancy & Equipment Expense		4,431	4,176	8,607	3,680	16,451
Foreclosed Property Expense		-	-	-	-	-
Amortization of Intangibles		594	592	1,186	359	1,902
(Excludes Servicing and Credit Card Intangibles)				-
Other Noninterest Expense		6,997	7,479	14,476	6,728	34,979
Total Noninterest Exp.		30,492	30,465	60,957	26,244	117,491
Minority Interest Expense		-	-	-	-	-
Net Income Before Taxes		19,102	19,881	38,983	16,273	62,765
Tax Provision		5,092	5,202	10,294	4,093	14,851
Net Inc. from continuing operations		14,010	14,679	28,689	12,180	47,914
Net inc. from discontinued operations		-	-	-	-	-
Net Income		$14,010	$14,679	$28,689	$12,180	$47,914

EARNINGS PER SHARE:

Basic
Net income (1)		$0.41	$0.42	$0.83	$0.40	$1.47
Diluted
Net income (1)		$0.40	$0.42	$0.82	$0.38	$1.44
Average Shares Basic (1)		34,509,253	34,608,085	34,558,942	31,172,714	32,637,816
Average Shares Diluted (1)		35,322,930	35,175,826	35,179,726	31,870,997	33,351,257
Dividends on Preferred Stock ($000s)		$-	$-	$-	$-	$-

(1) restated for a 5 for 4 stock split paid September 30, 2004.

Financial Update for NATL PENN BCSHS (NPBC) FOR 6/30/05

AVERAGE BALANCE SHEET ($OOOs)
		As of	For QTR	For QTR	For QTR
	PAGE: 3 of 7	6/30/2005	Ended 6/30/05	Ended 3/31/05	Ended 12/31/04
		(YTD AVG)	QTRLY AVG	QTRLY AVG	QTRLY AVG
Total Loans (net of unearned)		2,935,719	2,965,191	2,905,920	2,834,453
Loan Loss Reserve		(57,569)	(57,291)	(57,851)	(58,109)
Investment Securities (incl. trading assets)		1,182,181	1,170,563	1,193,928	1,115,338
Other Earning Assets		8,318	7,838	8,802	23,620

Total Earning Assets (net of loan loss reserve)		4,068,649	4,086,301	4,050,799	3,915,302
Total Assets		4,537,438	4,554,114	4,520,577	4,381,389

Savings		222,939	219,782	226,130	227,194
NOW Accounts		750,319	708,143	792,962	931,585
Money Market Accounts		625,708	613,339	638,215	652,716
Certificates		919,148	964,360	873,433	852,501

Total Int. Bearing Deposits		2,518,114	2,505,624	2,530,740	2,663,996

Non-Interest Bearing Deposits		513,152	521,630	504,583	517,864
Total Deposits		3,031,266	3,027,254	3,035,323	3,181,860

Short-Term Borrowings		661,677	680,342	642,805	385,765
Long-Term Borrowings		374,346	377,244	371,415	357,337
Total Int. Bearing Liabilities (incl. non-int bearing deposits)		4,067,289	4,084,840	4,049,543	3,924,962
Total Int. Bearing Liabilities		3,554,137	3,563,210	3,544,960	3,407,098
Total Shareholder's Equity		433,630	432,955	434,312	422,295

Financial Update for NATL PENN BCSHS (NPBC) FOR 6/30/05

	PAGE: 4 of 7
		FOR QUARTER	FOR QUARTER	FOR QUARTER	YEAR	YEAR
		ENDED	ENDED	ENDED	TO DATE	ENDED
CHARGEOFFS ($000s)		6/30/2005	6/30/2004	3/31/2005	6/30/2005	12/31/2004

Loan Chargeoffs		$3,181	$1,039	$1,143	$4,324	$5,617
Recoveries on Loans		$681	$930	$388	$1,069	$2,978
Net Loan Chargeoffs		$2,500	$109	$755	$3,255	$2,639

		AS OF	AS OF	AS OF	AS OF
ASSET QUALITY AND OTHER DATA ($000s)		6/30/2005	6/30/2004	3/31/2005	12/31/2004

Nonaccrual Loans		$14,190	$10,690	$12,237	$11,103
Renegotiated Loans			-	-	-
Other Real Estate Owned		16	747	-	-
Total Nonperforming Assets		14,206	11,437	12,237	11,103
Loans 90+ Days Past Due & Still Accruing		191	195	973	870
NPAs plus Loans over 90		$14,397	$11,632	$13,210	$11,973

		AS OF	AS OF	AS OF	AS OF
REGULATORY CAPITAL DATA ($000s)		6/30/2005	6/30/2004	3/31/2005	12/31/2004

Tier 1 Capital		$343,716	$319,271	$333,733	$326,053
Tier 1 Ratio (%)		10.14%	10.21%	10.07%	10.02%
Total Capital (Tier 1 + Tier 2)		$389,769	$358,574	$375,630	$366,955
Total Capital Ratio (%)		11.49%	11.47%	11.33%	11.27%
Total Risk-Adjusted Assets		$3,391,290	$3,126,104	$3,336,034	$3,255,459
Tier 1 Leverage Ratio		7.94%	8.96%	7.79%	7.86%

		AS OF	AS OF	AS OF	YTD
SUPPLEMENTAL DATA ($000s)		6/30/2005	6/30/2004	3/31/2005	6/30/2005

1-4 Family Mortgage Loans Serviced For Others		$100,213	$79,185	$106,142
Propriety Mutual Fund Balances		$-	$-	$-
(Net Asset Value in $000s)
Held to Maturity Securities (Fair Value)		$116,215	$-	$115,013
Return on Avg. Assets (annualized)		1.29%	1.30%	1.26%	1.28%
Return on Avg. Equity (annualized)		13.6%	15.1%	13.1%	13.3%
Return on Avg. Tangible Equity (annualized) (1)		25.9%	25.2%	24.9%	25.4%
Common Stock Dividends (total $ in period)		$6,926	$5,841	$6,903	$13,829
EOP Employees (Full Time Equivalent)		1,153	959	1,135

(1) Reconciliation Table for Non-GAAP Financial Measure
Return on average shareholders' equity		13.6%	15.1%	13.1%	13.3%
Effect of goodwill and intangibles		12.3%	10.1%	11.8%	12.1%
Return on average tangible equity		25.9%	25.2%	24.9%	25.4%
Average tangible equity excludes acquisition related average goodwill and intangibles:
Average shareholders' equity		$432,955	$323,640	$434,312	$433,630
Average goodwill and intangibles		(205,267)	(129,799)	(205,838)	(205,551)
Average tangible equity		227,688	193,841	228,474	228,079

Financial Update for NATL PENN BCSHS (NPBC) FOR 6/30/05

	PAGE: 5 of 7	AS OF	AS OF	AS OF
PERIOD END BALANCES:		6/30/2005	3/31/2005	12/31/2004

Loan Breakdown: (regulatory)
Commercial/Industrial		$550,147	$509,416	$484,480
Commercial Real Estate		1,105,873	1,104,202	1,086,101
Residential Mortgage (including multi-family)		549,141	547,166	556,866
Real Estate Construction (and Land Development)		206,916	214,845	201,410
Home Equity (revolving and 2nd lien)		368,478	348,610	340,665
Consumer (Loans to Individuals)		56,962	57,999	63,843
Bank Card		-	-	-
Foreign		-	-	-
Other Loans		146,528	146,399	141,074
Total Loans (net of unearned)		2,984,045	2,928,637	2,874,439
Investment Securities (incl. trading assets)		1,148,535	1,185,956	1,189,803
Other Earning Asset		9,446	5,512	8,776
Total Earning Assets (net of loan loss reserve)		4,085,991	4,062,519	4,015,428
Total Assets		4,593,900	4,554,837	4,478,793
Deposit Breakdown:
Savings		218,540	224,053	229,874
NOW Accounts		672,981	716,899	891,456
Money Market Accounts		598,510	624,641	644,014
Certificates		621,132	623,754	615,001
CDs>$100m		417,302	269,163	246,948
Foreign CDs		-	-
Total Int. Bearing Deposits		2,528,465	2,458,510	2,627,293
Non-Interest Bearing Deposits		531,162	511,039	515,900
Total Deposits		3,059,627	2,969,549	3,143,193
Short-Term Borrowings		678,277	739,767	514,051
Long-Term Debt		376,892	377,447	356,989
Total Int. Bearing Liabilities (incl. non-int bearing deposits)		4,114,796	4,086,763	4,014,233
Total Int. Bearing Liabilities		3,583,634	3,575,724	3,498,333
Total Stockholders Equity		$438,835	$426,493	$428,125

Financial Update for NATL PENN BCSHS (NPBC) FOR 6/30/05
	PAGE: 6 of 7
		AS OF	AS OF	AS OF
PERIOD END BALANCES:		6/30/2005	3/31/2005	12/31/2004

Loan Breakdown: (internal)
Business Purpose Loans		$1,379,919	$1,351,571	$1,309,545
Residential Mortgage		287,538	287,917	294,641
Commercial Real Estate, Construction and Land Dev		984,510	975,983	961,515
Consumer (loans to Individual)		332,078	313,166	308,738
Total Loans (net of unearned)		$2,984,045	$2,928,637	$2,874,439

Financial Update for NATL PENN BCSHS (NPBC) FOR 6/30/05							number of days		181

BALANCE AND YIELD/COST ANALYSIS:		AS OF		AS OF		AS OF		YTD
		6/30/2005		3/31/2005		12/31/2004		6/30/2005
		Qtr Avg Bal	Yield	Qtr Avg Bal	Yield	Qtr Avg Bal	Yield	YTD Avg Bal	Yield

Total Loans (net of unearned)		$2,965,191	6.47%	$2,905,920	6.25%	$2,834,453	6.10%	$2,935,719	6.36%
Investment Securities (incl. trading assets)		1,170,563	4.92%	1,193,928	4.88%	1,115,338	4.87%	1,182,181	4.90%
Other Earning Assets		7,838	1.94%	8,802	2.30%	23,620	1.65%	8,318	2.13%

Total Earning Assets		4,143,592	6.02%	4,108,650	5.84%	3,973,411	5.73%	4,126,218	5.93%
Total Earning Assets (net of loan loss reserve)		4,086,301	6.11%	4,050,799	5.92%	3,915,302	5.82%	4,068,648	6.02%
Total Assets		4,554,114	5.48%	4,520,577	5.31%	4,381,389	5.20%	4,537,438	5.40%

Savings		219,782	0.86%	226,130	0.80%	227,194	0.74%	222,939	0.83%
NOWAccounts		708,143	1.55%	792,962	1.42%	931,585	1.44%	750,319	1.48%
Money Market Accounts		613,339	1.58%	638,215	1.34%	652,716	1.05%	625,708	1.46%
Certificates		964,360	3.22%	873,433	3.07%	852,501	2.96%	919,148	3.15%

Total Int. Bearing Deposits		2,505,624	2.14%	2,530,740	1.92%	2,663,996	1.77%	2,518,114	2.03%

Non-Interest Bearing Deposits		521,630		504,583		517,864		513,152
Total Deposits		3,027,254	1.77%	3,035,323	1.60%	3,181,860	1.48%	3,031,266	1.68%

Short-Term Borrowings		680,342	2.54%	642,805	2.12%	385,765	1.49%	661,677	2.34%
Long-Term Borrowings		377,244	5.15%	371,415	5.07%	357,337	5.12%	374,346	5.11%
Total Int. Bearing Liabilities(incl. non-int bearing deposits)		4,084,840	2.21%	4,049,543	2.00%	3,924,962	1.82%	4,067,289	2.11%
Total Int. Bearing Liabilities		3,563,210	2.53%	3,544,960	2.28%	3,407,098	2.09%	3,554,137	2.41%
Total Shareholder's Equity		$432,955		$434,312		$422,295		$433,630

Net Yield on Earning Assets (net of loan loss reserve): (Margin)			3.90%		3.93%		4.00%		3.91%
Net Yield on Earning Assets: (Margin)			3.85%		3.87%		3.94%		3.86%

STATES OF OPERATION AND BANKING OFFICES BY STATE (LATEST AVAILABLE DATA)

State			Number of Full Service Banking Offices (Domestic and in the U.S. Territories)

		PA	MD	TOTAL
Total Number of Banking Offices		72	1	73
Total Number of Insured Subsidiaries (Bank & Thrift Subsidiaries)		1	0	1
Total Number of ATMs		75	1	76

Have you restated any prior period's financial statements for a pooling of interest and/or a change in
accounting principles?	NO
Periods Restated on this report:	N/A
Reason:	N/A